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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 15 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 1999

                     COMMODORE ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                       0-10054                     87-0275043
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 (State or other                 (Commission               (I.R.S. Employer
  jurisdiction                   File Number)             Identification No.)
of incorporation)

    150 EAST 58TH STREET, SUITE 3400
           NEW YORK, NEW YORK                                    10155
 ---------------------------------------                        -------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a)(1)(i) The Registrant has dismissed its former auditors, PricewaterhouseCoopers LLP ("PwC"), on August 17, 1999.

        (ii) The Report of PwC on the Registrant's financial statements for the year ended December 31, 1997, neither contained any adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principles. PwC has not audited the financial statements of the Registrant for any period subsequent to December 31, 1997.

        (iii) The decision to terminate its relationship with PwC was approved by the Board of Directors of the Registrant.

        (iv) During the past two fiscal years and through August 17, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

        (a)(2) Pursuant to action approved by the Registrant's Board of Directors, the Registrant retained Tanner + Co. ("Tanner") as its auditors as of August 19, 1999.

        (a)(3) The Registrant provided PwC with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith PwC's response to those disclosures pursuant to Item 304(a)(3) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (A)        EXHIBITS

                  EXHIBIT NO.  DESCRIPTION
                  -----------  -----------
                     16        Letter regarding Change in Certifying
                               Accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMMODORE ENVIRONMENTAL SERVICES, INC.

                                      By:      /s/ ANDREW P. ODDI
                                         ----------------------------------
                                                 Andrew P. Oddi
                                           Vice President--Treasurer

Date:  August 23, 1999


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                                  EXHIBIT INDEX
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EXHIBIT NO.                         DESCRIPTION
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   16              Letter regarding Change in Certifying Accountant




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